SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 25, 2005

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 25, 2005


                                       FH


                          By: /s/ Paul Galli
                              ------------------------------
                          Name:   Paul Galli
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated March 25, 2005


                             Payment Date: 03/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        32,513,557.70    4.733222%       495,313.71    128,244.90      623,558.61       0.00       0.00
                        2A1       101,920,080.59    5.190564%     3,060,512.03    440,852.27    3,501,364.30       0.00       0.00
                        3A1        24,985,565.15    5.406952%       729,749.58    112,579.78      842,329.37       0.00       0.00
                        4A1        24,314,009.46    5.663714%       458,513.52    114,756.32      573,269.84       0.00       0.00
Residual                2AR                 0.00    5.190564%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,772,538.00    5.208659%         1,829.42     16,374.89       18,204.30       0.00       0.00
                        B2          1,885,770.38    5.208659%           914.47      8,185.28        9,099.75       0.00       0.00
                        B3            880,558.04    5.208659%           427.01      3,822.11        4,249.11       0.00       0.00
                        B4            754,906.49    5.208659%           366.08      3,276.71        3,642.79       0.00       0.00
                        B5            502,606.17    5.208659%           243.73      2,181.59        2,425.32       0.00       0.00
                        B6            629,571.07    5.208659%           305.30      2,732.68        3,037.98       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        192,159,163.07     -            4,748,174.83    833,006.53    5,581,181.36     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        32,018,243.99              0.00
                                2A1        98,859,568.57              0.00
                                3A1        24,255,815.57              0.00
                                4A1        23,855,495.94              0.00
Residual                        2AR                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,770,708.59              0.00
                                B2          1,884,855.92              0.00
                                B3            880,131.03              0.00
                                B4            754,540.42              0.00
                                B5            502,362.44              0.00
                                B6            629,265.78              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        187,410,988.24     -
--------------------------------------------------------------------------------

                             Payment Date: 03/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    32,513,557.70     4.733222% 32051D6M9    11.140409      2.884436    720.142237
                           2A1   101,920,080.59     5.190564% 32051D6N7    23.787965      3.426544    768.390373
                           3A1    24,985,565.15     5.406952% 32051D6Q0    21.571716      3.327908    717.012491
                           4A1    24,314,009.46     5.663714% 32051D6R8    12.453177      3.116769    647.912652
Residual                   2AR             0.00     5.190564% 32051D6P2     0.000000      0.034348      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,772,538.00     5.208659% 32051D6S6     0.483589      4.328545    996.750882
                           B2      1,885,770.38     5.208659% 32051D6T4     0.483589      4.328545    996.750882
                           B3        880,558.04     5.208659% 32051D6U1     0.483589      4.328545    996.750882
                           B4        754,906.49     5.208659% 32051D6V9     0.483589      4.328545    996.750882
                           B5        502,606.17     5.208659% 32051D6W7     0.483589      4.328545    996.750883
                           B6        629,571.07     5.208659% 32051D6X5     0.483589      4.328545    996.750882
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     192,159,163.07       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        33,555,238.43   103,302,329.71    25,424,687.45
Loan count                     68              210               46
Avg loan rate           4.989222%        5.442564%        5.664952%
Prepay amount          481,408.41     3,004,899.89       718,340.77

                                           Total
                                           -----
Prin balance        25,128,733.38   187,410,988.97
Loan count                     45              369
Avg loan rate           5.922714%             5.46
Prepay amount          449,562.32     4,654,211.39

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees         7,094.00        20,541.09         4,693.80
Sub servicer fees            0.00             0.00             0.00
Trustee fees               170.26           531.83           130.77


Agg advances                  N/A              N/A              N/A
Adv this period          2,225.38         9,802.84         2,826.74

                                           Total
                                           -----
Master serv fees         5,394.74        37,723.63
Sub servicer fees            0.00             0.00
Trustee fees               127.94           960.80


Agg advances                  N/A              N/A
Adv this period              0.00        14,854.96

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                                           Total
                                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           95.617152%           100.000000%            183,733,212.90
   -----------------------------------------------------------------------------
   Junior            4.382848%             0.000000%              8,421,864.17
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           6                 2,677,949.49
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 6                 2,677,949.49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            5,581,181.36          5,581,181.36
Principal remittance amount            4,748,174.83          4,748,174.83
Interest remittance amount               833,006.53            833,006.53